Exhibit 10.10

Execution Version

FIRST REFINANCING AMENDMENT dated as of August 20, 2014 (this “Amendment”), to the Credit Agreement (as defined below) among SMART Modular Technologies (Global Holdings), Inc. (f.k.a. SMART Modular Technologies (Global Memory Holdings), Inc.), as Holdings (“Holdings”), SMART Modular Technologies (Global), Inc., as Parent Borrower (the “Parent Borrower”), SMART Modular Technologies, Inc., as Co-Borrower (the “Co-Borrower”; together with the Parent Borrower, the “Borrowers”), the New Revolving Lenders (as defined below) party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

RECITALS

A. Holdings, the Borrowers, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), are party to that certain Credit Agreement dated as of August 26, 2011 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”).

B. The Credit Agreement permits the Borrowers to obtain Credit Agreement Refinancing Indebtedness from any Lender or Additional Lender in respect of all or any portion of the Revolving Loans outstanding under the Credit Agreement and unused Revolving Commitments in the form of Other Revolving Loans and Other Revolving Commitments pursuant to a Refinancing Amendment.

C. On the First Refinancing Amendment Effective Date (as defined below), the Borrowers intend to repay certain of the Revolving Loans outstanding immediately prior to the First Refinancing Amendment Effective Date (the “Original Revolving Loans”) and terminate and replace the existing Revolving Commitments held by each of JPMorgan Chase Bank, N.A., UBS AG, Stamford Branch and Wells Fargo Bank, N.A. (the “Original Revolving Commitments”) with New Revolving Commitments (as defined below).

D. Subject to the terms and conditions set forth herein, each Person party hereto who has delivered a signature page as a Lender agreeing to provide Revolving Commitments (a “New Revolving Lender”) has agreed to provide a commitment (the “New Revolving Commitments”; any Revolving Loans made thereunder, the “New Revolving Loans”) in the amount set forth on its signature page hereto.

E. In order to effect the foregoing, Holdings, the Borrowers and the other parties hereto desire to amend the Credit Agreement, subject to the terms and conditions set forth herein. This Amendment is a Refinancing Amendment contemplated by Section 2.21 of the Credit Agreement to provide for the New Revolving Commitments, which is subject to the approval of Holdings, the Borrowers, the Administrative Agent and the New Revolving Lenders.

AGREEMENTS

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Holdings, the Borrowers, the New Revolving Lenders and the Administrative Agent hereby agree as follows:

ARTICLE I.

Refinancing Amendment

SECTION 1.01. Defined Terms. Capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Amendment.

SECTION 1.02. Revolving Commitments. (a) Subject to the terms and conditions set forth herein, on the First Refinancing Amendment Effective Date, each New Revolving Lender agrees to make available Revolving Commitments in the amount set forth on its signature page hereto.

(b) The commitments of the New Revolving Lenders are several, and no New Revolving Lender shall be responsible for any other New Revolving Lender’s failure to make New Revolving Loans.

(c) Subject to the terms and conditions set forth herein, pursuant to Section 2.21 of the Credit Agreement, effective as of the First Refinancing Amendment Effective Date, for all purposes of the Loan Documents, (i) the New Revolving Commitments shall constitute “Revolving Commitments” and “Other Revolving Commitments”, (ii) the New Revolving Loans shall constitute “Revolving Loans” and “Other Revolving Loans” and (iii) each New Revolving Lender shall become an “Additional Lender”, a “Revolving Lender” and a “Lender” and shall have all the rights and obligations of a Lender holding a Revolving Commitment (or, following the making of a New Revolving Loan, a Revolving Loan).

(d) On the First Refinancing Amendment Effective Date, all Original Revolving Commitments shall be terminated, and all Original Revolving Loans shall be deemed repaid and such portion thereof that were ABR Loans shall be reborrowed as ABR Loans by the Borrowers and such portion thereof that were Eurocurrency Loans shall be reborrowed as Eurocurrency Loans by the Borrowers (it being understood that for each tranche of Original Revolving Loans that were Eurocurrency Loans, (x) the initial Interest Period for the relevant reborrowed Eurocurrency Loans shall equal the remaining length of the Interest Period for such tranche and (y) the Adjusted LIBO Rate for the relevant reborrowed Eurocurrency Loans during such initial Interest Period shall be the Adjusted LIBO Rate for such tranche immediately prior to the First Refinancing Amendment Effective Date) and the New Revolving Lenders shall advance funds to the Administrative Agent no later than 12:00 Noon, New York City time on the First Refinancing Amendment Effective Date as shall be required to repay the Original Revolving Loans of Revolving Lenders such that each Revolving Lender’s share of outstanding Revolving Loans on the First Refinancing Amendment Effective Date is equal to its Applicable Percentage (after giving effect to the First Refinancing Amendment Effective Date).

SECTION 1.03. Amendment of Credit Agreement. Effective as of the First Refinancing Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(i) The following definitions are hereby added in the appropriate alphabetical order to Section 1.01:

“First Refinancing Amendment” means the First Refinancing Amendment to this Agreement dated as of August 20, 2014, among Holdings, the Borrowers, the New Revolving Lenders party thereto and the Administrative Agent.

“First Refinancing Amendment Effective Date” has the meaning assigned thereto in the First Refinancing Amendment.

(ii) The last sentence of the definition of “Alternate Base Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Notwithstanding the foregoing, (i) with respect to Term Loans, the Alternate Base Rate will be deemed to be 2.25% per annum if the Alternate Base Rate calculated pursuant to the foregoing provisions would otherwise be less than 2.25% per annum and (ii) otherwise, the Alternate Base Rate will be deemed to be 2.00% per annum if the Alternate Base Rate calculated pursuant to the foregoing provisions would otherwise be less than 2.00%.”

(iii) The grid in the definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Secured Net Leverage Ratio:	ABR Spread	Eurocurrency Spread
Category 1 Greater than 2.25 to 1.00	3.00%	4.00%
Category 2 Less than or equal to 2.25 to 1.00	2.75%	3.75%

(iv) The definition of “Issuing Bank” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Issuing Bank” means (a) Wells Fargo Bank, N.A., (b) Barclays Bank PLC, and (c) each Revolving Lender that shall have become an Issuing Bank hereunder as provided in Section 2.05(k) (other than any Person that shall have ceased to be an Issuing Bank as provided in Section 2.05(l)), each in its capacity as an issuer of Letters of Credit hereunder. Each Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of

Credit issued by such Affiliate. Barclays Bank PLC as Issuing Bank shall not be obligated to issue any commercial or trade Letters of Credit.

(v) The last sentence of the definition of “LIBO Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Notwithstanding the foregoing (i) with respect to Term Loans, the LIBO Rate in respect of any applicable Interest Period will be deemed to be 1.25% per annum if the LIBO Rate for such Interest Period calculated pursuant to the foregoing provisions would otherwise be less than 1.25% per annum and (ii) otherwise, the LIBO Rate in respect of any applicable Interest Period will be deemed to be 1.00% per annum if the LIBO Rate for such Interest Period determined pursuant to the foregoing provisions would otherwise be less than 1.00%.”

(vi) The definition of “Revolving Loan” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Revolving Loan” means a Revolving Loan made pursuant to clause (b) of Section 2.01 and Other Revolving Loans (including a New Revolving Loan constituting Credit Agreement Refinancing Indebtedness thereof made pursuant to, and as defined in, the First Refinancing Amendment).”

(vii) The definition of “Revolving Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Revolving Maturity Date” means the earlier of (i) the Term Maturity Date (after taking into account any extensions of such date) and (ii) August 26, 2019.”

(viii) The definition of “Swingline Lender” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Swingline Lender” means (a) Barclays Bank PLC, in its capacity as lender of Swingline Loans hereunder and (b) each Revolving Lender that shall have become a Swingline Lender hereunder as provided in Section 2.04(d) (other than any Person that shall have ceased to be a Swingline Lender as provided in Section 2.04(e)), each in its capacity as a lender of Swingline Loans hereunder.”

(ix) Schedule 2.01 to the Credit Agreement shall be amended and restated in its entirety as set forth in Annex II hereto.

SECTION 1.04. Amendment Effectiveness. Sections 1.02 and 1.03 of this Amendment shall become effective as of the first date (the “First Refinancing Amendment Effective Date”) on which the following conditions have been satisfied:

(a) The Administrative Agent (or its counsel) shall have received from (i) the Borrowers, (ii) Holdings, (iii) each New Revolving Lender and (iv) the Administrative Agent, either (x) counterparts of this Amendment signed on behalf of such parties or (y) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Amendment.

(b) Immediately before and after giving effect to the New Revolving Commitments, the conditions set forth (b) of Section 4.02 of the Credit Agreement shall be satisfied on and as of the First Refinancing Amendment Effective Date, and the New Revolving Lenders shall have received a certificate of a Responsible Officer dated the First Refinancing Amendment Effective Date to such effect.

(c) The Administrative Agent shall have received a favorable legal opinion from each of (i) Simpson Thacher & Bartlett LLP, New York counsel to the Loan Parties, in form and substance substantially similar to the opinion of Simpson Thacher & Bartlett LLP delivered on August 26, 2011 and (ii) Maples and Calder, Cayman counsel to the Loan Parties, in a form reasonably satisfactory to the Administrative Agent.

(d) The Administrative Agent shall have received from each of the Borrowers and Holdings the deliverables described in Section 4.01(d) of the Credit Agreement, with each reference therein to “Loan Party” to be deemed a reference to the Borrowers and Holdings, each reference therein to “Loan Documents” to be deemed a reference to the Amendment and each reference therein to the “Effective Date” to be deemed a reference to the First Refinancing Amendment Effective Date.

(e) The Borrowers shall have (i) paid in full, or substantially concurrently with the satisfaction of the other conditions precedent set forth in this Section 1.04 shall pay in full all accrued and unpaid fees and interest with respect to the Original Revolving Loans being repaid on the First Refinancing Amendment Effective Date and (ii) terminated the Original Revolving Commitments.

(f) The Administrative Agent shall have received, in immediately available funds, payment or reimbursement of all costs, fees, out-of-pocket expenses, compensation and other amounts then due and payable in connection with this Amendment, including, to the extent invoiced at least three Business Days prior to the First Refinancing Amendment Effective Date, the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

(g) The letters of credit identified on Annex I hereto shall be backstopped or replaced on or prior to the First Refinancing Amendment Effective Date in a manner satisfactory to JPMorgan Chase Bank, N.A.

The Administrative Agent shall notify the Borrowers, the New Revolving Lenders and the other Lenders of the First Refinancing Amendment Effective Date and such notice shall be conclusive and binding. Notwithstanding the foregoing, the amendment effected hereby shall not become effective and the obligations of the New Revolving Lenders hereunder to make New Revolving Loans will automatically terminate, if each of the conditions set forth or referred to in Section

1.04 hereof has not been satisfied at or prior to 5:00 p.m., New York City time, on August 20, 2014.

ARTICLE II.

Miscellaneous

SECTION 2.01. Representations and Warranties. (a) To induce the other parties hereto to enter into this Amendment, the Borrowers represent and warrant to each of the New Revolving Lenders and the Administrative Agent that, as of the First Refinancing Amendment Effective Date and after giving effect to the transactions and amendments to occur on the First Refinancing Amendment Effective Date, this Amendment has been duly authorized, executed and delivered by each of Holdings and the Borrowers and constitutes, and the Credit Agreement, as amended hereby on the First Refinancing Amendment Effective Date, will constitute, its legal, valid and binding obligation, enforceable against each of the Loan Parties in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of the First Refinancing Amendment Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on the First Refinancing Amendment Effective Date.

(c) After giving effect to this Amendment and the transactions contemplated hereby on the relevant date, no Default or Event of Default has occurred and is continuing on the First Refinancing Amendment Effective Date.

SECTION 2.02. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, liens, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Each of the Loan Parties consent to this Amendment and reaffirm its obligations under the Loan Documents to which it is party and the grant of its Liens on the Collateral made by it pursuant to the Security Documents. Nothing herein shall be deemed to establish a precedent for the purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.

(b) On and after the First Refinancing Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby. This Amendment shall constitute a Refinancing Amendment entered into pursuant to Section 2.21 of the Credit Agreement and a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2.03. Loss of FATCA Grandfathering. The Borrowers have determined that, as a result of this Amendment, neither the Revolving Commitments (nor any Revolving Loans made pursuant thereto) will be “grandfathered obligations” for purposes of FATCA.

SECTION 2.04. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York. The provisions of Sections 9.09 and 9.10 of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

SECTION 2.05. Costs and Expenses. The Borrowers agree to reimburse the Administrative Agent for its reasonable out of pocket expenses in connection with this Amendment and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP and Appleby (Cayman) Ltd., counsels for the Administrative Agent. For the avoidance of doubt JPMorgan Chase Bank, N.A and its affiliates will not receive a fee or act as a bookrunner, arranger or agent (other than as Administrative Agent) in connection with this Amendment.

SECTION 2.06. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof.

SECTION 2.07. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.

EXECUTED AS A DEED BY
SMART MODULAR TECHNOLOGIES (GLOBAL), INC.

BY	/s/ Iain MacKenzie
NAME:	Iain MacKenzie
TITLE:	Director

BY	/s/ Trevor Dutcher
WITNESS
NAME:	Trevor Dutcher
TITLE:	Sr. Corp Counsel

SMART MODULAR TECHNOLOGIES, INC.

BY	/s/ Iain MacKenzie
NAME:	Iain MacKenzie
TITLE:	CEO

EXECUTED AS A DEED BY
SMART MODULAR TECHNOLOGIES (GLOBAL HOLDINGS), INC.

BY	/s/ Iain MacKenzie
NAME:	Iain MacKenzie
TITLE:	Director

BY	/s/ Trevor Dutcher
WITNESS
NAME:	Trevor Dutcher
TITLE:	Sr. Corp Counsel

[Smart Amendment – Signature Page]

SMART MODULAR TECHNOLOGIES (LX), S.A.R.L.

BY	/s/ Iain MacKenzie
NAME:	Iain MacKenzie
TITLE:	Class A Manager

BY	/s/ Wolfgang Zettel
NAME:	Wolfgang Zettel
TITLE:	Manager

[Smart Amendment – Signature Page]

EXECUTED AS A DEED BY
SMART MODULAR TECHNOLOGIES (DH), INC.

BY	/s/ Iain MacKenzie
NAME:	Iain MacKenzie
TITLE:	Director

BY	/s/ Trevor Dutcher
WITNESS
NAME:	Trevor Dutcher
TITLE:	Sr. Corp Counsel

[Smart Amendment – Signature Page]

SMART MODULAR TECHNOLOGIES (DE), INC.

BY	/s/ Iain MacKenzie
NAME:	Iain MacKenzie
TITLE:	CEO

[Smart Amendment – Signature Page]

EXECUTED AS A DEED BY
SMART MODULAR TECHNOLOGIES (CI), INC.

BY	/s/ Iain MacKenzie
NAME:	Iain MacKenzie
TITLE:	Director

BY	/s/ Trevor Dutcher
WITNESS
NAME:	Trevor Dutcher
TITLE:	Sr. Corp Counsel

[Smart Amendment – Signature Page]

EXECUTED AS A DEED BY
SMART MODULAR TECHNOLOGIES (LATIN AMERICA), INC.

BY	/s/ Iain MacKenzie
NAME:	Iain MacKenzie
TITLE:	Director

BY	/s/ Trevor Dutcher
WITNESS
NAME:	Trevor Dutcher
TITLE:	Sr. Corp Counsel

[Smart Amendment – Signature Page]

SMART MODULAR TECHNOLOGIES DO BRASIL – INDÚSTRIA E COMÉRCIO DE COMPONENTES LTDA.

BY	/s/ Rogerio Duair Jacomini Nunes 18/08/14
NAME:	Rogerio Duair Jacomini Nunes
TITLE:	Vice President/General MGR – Brazil

[Smart Amendment – Signature Page]

SMART MODULAR TECHNOLOGIES INDÚSTRIA DE COMPONENTES ELECTÔNICOS LTDA.

BY	/s/ Rogerio Duair Jacomini Nunes 18/08/14
NAME:	Rogerio Duair Jacomini Nunes
TITLE:	Vice President/General MGR – Brazil

[Smart Amendment – Signature Page]

EXECUTED AS A DEED BY
SMART MODULAR TECHNOLOGIES (EUROPE) LIMITED

BY	/s/ Iain MacKenzie
NAME:	Iain MacKenzie
TITLE:	Director

BY	/s/ Trevor Dutcher
WITNESS
NAME:	Trevor Dutcher
TITLE:	Sr. Corp Counsel

[Smart Amendment – Signature Page]

JPMORGAN CHASE BANK, N.A., as
Administrative Agent

BY	/s/ Goh Siew Tan
Name:	Goh Siew Tan
Title:	Executive Director

[Smart Amendment – Signature Page]

BARCLAYS BANK PLC,
as a New Revolving Lender, Issuing Bank and Swingline Lender

	By:	/s/ Ritam Bhalla
	Name:	Ritam Bhalla
	Title:	Director

Principal Amount of New Revolving Commitments:	$15,000,000.00

[Smart Amendment – Signature Page]

WELLS FARGO BANK, N.A.,
as a New Revolving Lender and Issuing Bank

	By:	/s/ Karen Byler
	Name:	Karen Byler
	Title:	Senior Vice President

Principal Amount of New Revolving Commitments:	$14,759,036.14

[Smart Amendment – Signature Page]

DEUTSCHE BANK AG NEW YORK BRANCH,
as a New Revolving Lender

	By:	/s/ Alicia Trifan
	Name:	Alicia Trifan
	Title:	Managing Director

	By:	/s/ Dusan Lazarov
	Name:	Dusan Lazarov
	Title:	Director

Principal Amount of New Revolving Commitments:	$13,915,662.65

[Smart Amendment – Signature Page]

JEFFERIES FINANCE LLC,
as a New Revolving Lender

	By:	/s/ Brian Buoye
	Name:	Brian Buoye
	Title:	Managing Director

Principal Amount of New Revolving Commitments:	$6,325,301.20

[Smart Amendment – Signature Page]

Annex I

Letters of Credit issued by JPMorgan Chase Bank, N.A.

LC #	Beneficiary	SMART Entity	Issuing Bank	Issue Date	Expiration Date	LC Amount
TFTS-255702	Highwood Investors, LLC.	SMART Modular Technologies, Inc.	JPMorgan Chase Bank, N.A.	12/01/2011	10/20/2014 with auto annual renewal thru 9-1-18	$48,000
TFTS-706584	Pacific Gas and Electric Company	SMART Modular Technologies, Inc.	JPMorgan Chase Bank, N.A.	6/27/2013	4/30/2015 with auto annual renewal	$99,500

Annex II

Schedule 2.01

Commitments

Lender	Initial Term Loan Commitments
JPMorgan Chase Bank, N.A.	$145,000,000.00
UBS AG, Stamford Branch	$145,000,000.00
Banco do Brasil - New York Branch	$20,000,000.00
TOTAL	$310,000,000.00

Lender	Revolving Credit Commitments
Barclays Bank PLC	$15,000,000.00
Wells Fargo Bank, N.A.	$14,759,036.14
Deutsche Bank AG New York Branch	$13,915,662.65
Jefferies Finance LLC	$6,325,301.20
TOTAL	$50,000,000.00